UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06153
Integrity Managed Portfolios
(Exact name of registrant as specified in charter)

Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant's telephone number, including area code:	(701) 852-5292

Date of fiscal year end:	July 31
Date of reporting period:	January 30, 2009

Item 1—Reports to Shareholders

[Logo]	Integrity Managed Portfolios
KANSAS MUNICIPAL FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the Kansas Municipal Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal and state income tax with stability of principal. Kansas Municipal Fund began the period at $10.44 and ended the period at $10.11 for a total return of (1.22%)*. This compares to the Barclays Capital Municipal Bond Index's return of 0.70%.

The Fund's average portfolio maturity is 15.3 years with an average portfolio coupon of 5.36%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 34.3%, AA 39.3%, A 22.5%, and BBB 3.9%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, double exempt issues. Some purchases throughout the period were: Harvey County Schools, 5.00% coupon, due 2023; Manhattan General Obligation 5.00% coupon, due 2029 and Park City General Obligation 6.00% due 2029.

Income exempt from federal and Kansas state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Terms and Definitions (unaudited)

Appreciation:

Increase in the value of an asset

Average Annual Total Return:

A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis assuming all distributions are reinvested

Coupon Rate or Face Rate:

Rate of interest payable annually based on the face amount of the bond (expressed as a percentage)

Depreciation:

Decrease in the value of an asset

Barclays Capital Municipal Bond Index:

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market; the index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund

Market Value:

Actual (or estimated) price at which a bond trades in the marketplace

Maturity:

Measure of the term or life of a bond in years; when a bond "matures", the issuer repays the principal

Net Asset Value:

The value of all of a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Quality Ratings:

A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; "AAA", "AA", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return:

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	34.3%
AA	39.3%
A	22.5%
BBB	3.9%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

HC—Health Care	21.2%
S—School	20.0%
H—Housing	15.2%
O—Other	13.9%
T—Transportation	11.7%
W/S—Water/Sewer	9.6%
U—Utilities	4.8%
G—Government	3.6%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/31/08	Ending Account Value 1/30/09	Expenses Paid During Period*
Actual	$1,000.00	$987.80	$5.32

Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of (1.22%) for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
Kansas Municipal Fund	1 year	3 year	5 year	10 year	Since Inception (November 15, 1990)
Without sales charge	(2.21%)	2.10%	1.96%	2.37%	4.24%
With sales charge (4.25%)	(6.39%)	0.64%	1.08%	1.93%	3.99%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (November 15, 1990)
	(0.16%)	3.00%	3.34%	4.51%	6.13%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Kansas Municipal Fund without sales charge	Kansas Municipal Fund with max. sales charge	Barclays Capital Municipal Bond Index
7/31/1998	$10,000	$9,574	$10,000
1999	$10,334	$9,904	$10,288
2000	$10,519	$10,071	$10,732
2001	$11,374	$10,890	$11,815
2002	$11,770	$11,269	$12,608
2003	$11,682	$11,185	$13,061
2004	$11,882	$11,376	$13,816
2005	$11,908	$11,401	$14,695
2006	$12,430	$11,901	$15,071
2007	$12,810	$12,265	$15,713
2008	$13,182	$12,621	$16,160
1/30/2009	$13,021	$12,467	$16,273

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1- and 3-year periods were above the index and median for its peer group, while its 5- and 10-year returns were below both its index and the median for its peer group. The Fund has had positive returns for the year-to-date, 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Kansas state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

KANSAS MUNICIPAL BONDS (95.1%)

Burlington, KS PCR (Gas & Elec.) MBIA	Baa-1/AA	5.300%	06/01/2031	$1,000,000	$763,190
Burlington, KS PCR (Gas & Elec.) MBIA	Baa-1/AA	4.850	06/01/2031	500,000	403,945
Butler Cty., KS Public Bldg. MBIA	A/NR	5.550	10/01/2021	300,000	317,619
Coffeyville, KS Pub. Bldg. (Coffeyville Medl. Center) Rev. AMBAC	Baa-1/A	5.000	08/01/2022	250,000	252,955
Cowley Cty., KS USD #465 (Winfield) MBIA	Baa-1/AA	5.250	10/01/2014	250,000	285,237
Dodge, KS School District #443 FGIC	Baa-1/NR	5.000	09/01/2011	1,000,000	1,019,360
Douglas Cty., KS Sales Tax Ref. AMBAC	Aa-3/NR	5.000	08/01/2019	1,000,000	1,075,980
Harvey Cnty KSUSD #373 MBIA	A-3/NR	5.000	09/01/2023	200,000	199,164
Harvey Cnty KS USD #373 (Newton) MBIA	A-3/NR	5.000	09/01/2025	1,000,000	945,720
Hutchinson, KS Community College	NR/A-	5.000	10/01/2025	350,000	326,680
Hutchinson, KS Community College	NR/A-	5.250	10/01/2030	300,000	272,211
Hutchinson, KS Community College	NR/A-	5.250	10/01/2033	450,000	404,482
Johnson Cty., KS USD #231 Gardner-Edgerton FGIC	NR/AA	5.000	10/01/2024	1,135,000	1,095,025
Johnson Cty., KS USD #232 (Desoto)	Aa-3/NR	5.250	09/01/2023	500,000	525,590
Junction City, KS G.O. AMBAC	Baa-1/A	5.000	09/01/2025	250,000	249,633
Kansas City, KS Mrtge. Rev. GNMA	Aaa/NR	5.900	11/01/2027	245,000	221,193
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC	Baa-1/AA	6.300	09/01/2016	305,000	305,509
KS Devl. Finance Auth. (Dept. of Admin. Capital Restoration) Lease Rev. FSA	Aa-3/AAA	5.375	10/01/2020	370,000	396,651
KS Devl. Finance Auth. (Juvenile Justice) Rev. MBIA	Baa-1/AA	5.250	05/01/2013	570,000	617,281
*KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	05/01/2011	250,000	250,970
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Baa-1/AA	5.000	10/01/2017	250,000	268,378
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	11/01/2022	1,000,000	1,047,420
KS Devl. Finance Auth. (Water Pollution Control)	Aaa/AAA	5.000	11/01/2023	1,000,000	1,023,240
KS Devl. Finance Auth.	Aa/AA	5.000	05/01/2026	1,335,000	1,352,208
KS Devl. Finance Auth. (Dept. Admin.) FGIC	Aa/AA	5.000	11/01/2025	250,000	253,302
KS Devl. Finance Auth. (Univ. KS Research Cent.) XLCA	A-1/A	5.000	02/01/2026	500,000	478,450
KS Devl Fin. Auth Rev Kansas St. Projects MBIA	Aa/AA	5.250	11/01/2025	250,000	258,798
KDFA Athletic Facs. University of KS	A-1/A	5.000%	06/01/2033	250,000	225,075
KS Devl. Fin. Auth. Water Pollution Rev.	Aaa/AAA	5.000	11/01/2028	250,000	250,923
Kansas Develp. Fin. Auth. Road Revolving Fund.	Aa-1/AA+	4.625	10/01/2026	250,000	246,758
*KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev.	NR/AAA	6.000	12/01/2021	1,975,000	1,922,524
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev.	Aa/AA	6.125	12/01/2020	1,000,000	1,052,770
KS Devl. Finance Auth. (Hays Medical Center)	A/NR	5.000	11/15/2022	500,000	475,510
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev.—Unrefunded MBIA	A/AA	5.375	11/15/2024	1,365,000	1,381,940
KS Turnpike Auth. Rev. FSA	Aa-3/AAA	5.250	09/01/2021	500,000	525,880
KS Turnpike Auth. Rev. FSA	Aa-3/AAA	5.000	09/01/2024	330,000	335,263
KS Turnpike Auth. Rev. FSA	Aa-3/AAA	5.000	09/01/2025	750,000	757,695
Lawrence, KS (Unlimited Tax) Refunding G.O.	Aa/NR	5.375	09/01/2020	500,000	526,440
Lawrence, KS (Memorial Hospital) Rev.	A-3/NR	5.125	07/01/2026	500,000	428,355
Lawrence, KS (Memorial Hospital) Rev.	A-3/NR	5.125	07/01/2036	300,000	229,020
Leavenworth County USD #453 GO Improvement & Refunding Assured Guaranty	Aa/NR	5.125	03/01/2029	1,000,000	992,500
Lincoln County, KS Public Bldg (Lincoln County Hosp) Assured Guaranty	NR/AAA	5.000	03/01/2028	125,000	128,704
Manhattan, KS General Obligation	Aa-3/NR	5.000	11/01/2028	130,000	132,071
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC	Baa-1/A+	5.500	09/01/2025	235,000	233,907
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC	Baa-1/A+	5.500	09/01/2030	500,000	474,125
Olathe, Health Fac Rev (Med Center)	NR/A+	5.000	09/01/2029	500,000	422,345
#Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.700	11/01/2027	2,210,000	2,036,515
Park City, KS Assured GTY	NR/AAA	6.000	12/01/2029	500,000	512,765
Reno Cty., KS USD #308 Hutchinson MBIA	A/NR	4.500	09/01/2023	500,000	468,380
Salina, KS (General Obligation)	Aa-3/NR	4.625	10/01/2027	200,000	190,790
Sedgwick Cty., KS (Catholic Care Center, Inc.) Hlth. Care Rev.	NR/A	5.800	11/15/2026	1,000,000	967,690
Sedgwick Cty., KS Uni Sch Dist No. 262 Assumed Guaranty	NR/AAA	5.000	09/01/2028	500,000	494,630
Shawnee Cty., KS G.O. FSA	Aa-3/NR	5.000	09/01/2016	655,000	756,407
Topeka, KS G.O. XLCA	Aa-3/NR	5.000	08/15/2021	400,000	410,376
*Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Baa-1/AA	5.625	06/01/2026	435,000	441,351
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Baa-1/AA	5.625	06/01/2031	1,200,000	1,220,124
University of Kansas Hosp. Auth. AMBAC	Baa-1/AAA	5.700	09/01/2020	830,000	854,975
*University of Kansas Hosp. Auth. AMBAC	Baa-1/AAA	5.550	09/01/2026	355,000	363,989
Wamego, KS PCR (Kansas Gas & Electric Project) MBIA	Baa-1/AA	5.300	06/01/2031	750,000	657,413
Washburn Univ. (Living Learning Ctr.) Bldg. Rev. AMBAC	Baa-1/NR	5.000	07/01/2019	700,000	699,335
#Wichita, KS (Via Christi Health System) Rev.	NR/A+	6.250	11/15/2024	1,500,000	1,516,575
Wichita, KS (Via Christi Health System) Rev.	NR/A+	5.625	11/15/2031	1,100,000	1,003,783
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.650	07/01/2016	990,000	989,277
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.700	07/01/2022	2,000,000	1,868,500
Wichita, KS Water & Sewer Util. Rev. FGIC	A-1/AA	5.250	10/01/2018	1,465,000	1,567,052
Wichita, KS Water & Sewer Util. Rev. FGIC	A-1/AA	5.000	10/01/2028	500,000	461,840
Wichita, KS Water & Sewer Rev. FSA	Aa-3/AAA	5.000	10/01/2023	100,000	104,421
Wyandotte City, KS General Obligation FSA	Aa-3/AAA	5.000	08/01/2027	500,000	500,675
Wyandotte County Kansas City, KS Utilitiy Rev. Berkshire	Aaa/AAA	5.000	09/01/2029	500,000	502,530

TOTAL KANSAS MUNICIPAL BONDS (COST: $45,020,225)					$43,941,389

SHORT-TERM SECURITIES (7.8%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $3,584,387)				3,584,387	$3,584,387

TOTAL INVESTMENTS IN SECURITIES (COST: $48,604,612)					$47,525,776
OTHER ASSETS LESS LIABILITIES					(1,309,444)

NET ASSETS					$46,216,332

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

As of January 30, 2009, the Fund had one when-issued purchase:

1,000,000 of Leavenworth County USD# 453; 5.125%; 03/01/29

500,000 of Wyandotte County Kansas City, KS, 5.000%, 09/01/29

250,000 of Kansas Develp. Fin. Auth. Road Revolving Fund, 4.625%, 10/01/26

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$3,584,387
Level 2	—	other significant observable inputs	43,941,389
Level 3	—	significant unobservable inputs	0
Total			$47,525,776

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $48,604,612)	$47,525,776
Cash	272
Accrued interest receivable	624,770
Accrued dividends receivable	1,575
Prepaid expenses	1,516
Total assets	$48,153,909

LIABILITIES
Dividends payable	$144,720
Payable for Fund shares redeemed	9,093
Accrued expenses	18,199
Payable to affiliates	34,922
Security purchases payable	1,730,643
Total liabilities	$1,937,577

NET ASSETS	$46,216,332

Net assets are represented by:
Paid-in capital	$55,820,717
Accumulated undistributed net realized gain (loss) on investments and futures	(8,526,371)
Accumulated undistributed net investment income (loss)	822
Unrealized appreciation (depreciation) on investments	(1,078,836)
Total amount representing net assets applicable to 4,569,860 outstanding shares of no par common stock (unlimited shares authorized)	$46,216,332

Net asset value per share	$10.11

Public offering price (based on sales charge of 4.25%)	$10.56

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$1,158,334
Dividends	14,485
Total investment income	$1,172,819

EXPENSES
Investment advisory fees	$116,486
Distribution (12b-1) fees	58,243
Administrative service fees	29,122
Transfer agent fees	46,595
Accounting service fees	23,649
Custodian fees	3,864
Professional fees	17,946
Trustees fees	3,831
Insurance expense	942
Reports to shareholders	2,657
Audit fees	4,143
Legal fees	5,113
Transfer agent out-of-pockets	2,255
License, fees, and registrations	858
Total expenses	$315,704
Less expenses waived or absorbed by the Fund's manager	(66,423)
Total net expenses	$249,281

NET INVESTMENT INCOME (LOSS)	$923,538

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$166,098
Net change in unrealized appreciation (depreciation) of investments	(1,726,937)
Net realized and unrealized gain (loss) on investments	$(1,560,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(637,301)

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$923,538	$1,945,733
Net realized gain (loss) on investment transactions	166,098	177,815
Net change in unrealized appreciation (depreciation) on investments	(1,726,937)	(619,782)
Net increase (decrease) in net assets resulting from operations	$(637,301)	$1,503,766

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.20 and $0.40 per share, respectively)	$(923,207)	$(1,945,509)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(923,207)	$(1,945,509)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,288,700	$1,520,973
Proceeds from reinvested dividends	620,649	1,289,918
Cost of shares redeemed	(2,719,311)	(6,777,875)
Net increase (decrease) in net assets resulting from capital share transactions	$(809,962)	$(3,966,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,370,470)	$(4,408,727)
NET ASSETS, BEGINNING OF PERIOD	48,586,802	52,995,529
NET ASSETS, END OF PERIOD	$46,216,332	$48,586,802

Undistributed net investment income	$822	$491

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 15, 1990 other than matters relating to organization and registration. On November 15, 1990, the Fund commenced its public offering of capital shares.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas state income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$1,945,509	$2,140,064
Ordinary income	0	0
Long-term capital gains	0	0
Total	$1,945,509	$2,140,064

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$491	$0	$0	($8,692,469)	$648,101	($8,043,877)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $8,692,469, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforwards amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2009	$568,023
2010	$1,444,860
2011	$1,970,032
2012	$1,399,598
2013	$2,680,173
2014	$388,935
2015	$240,848

For the year ended July 31, 2008, the Fund made $353,577 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Fund did not defer to August 1, 2008, any post-October capital losses, post-October currency losses, or post-October passive foreign investment company losses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 4,569,860 and 4,653,648 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (Unaudited)	Year Ended July 31, 2008
Shares sold	126,401	144,053
Shares issued on reinvestment of dividends	61,166	122,244
Shares redeemed	(271,355)	(641,729)
Net increase (decrease)	(83,788)	(375,432)

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $50,063 of investment advisory fees after a partial waiver for the six months ended January 30, 2009. The Fund has a payable to the Adviser of $8,196 at January 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 1.07% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $58,243 of distribution fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Distributor of $9,571 at January 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $46,595 of transfer agency fees and expenses for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $7,657 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged for each additional share class. The Fund has recognized $23,649 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $3,914 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $29,122 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $4,785 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,277,958 and $4,995,248, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $48,604,612. The net unrealized depreciation of investments based on the cost was $1,078,836, which is comprised of $621,528 aggregate gross unrealized appreciation and $1,700,364 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Year Ended 7/30/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$10.54	$10.62	$10.57	$10.93	$11.19

Income from investment operations:
Net investment income (loss)	$.20	$.40	$.40	$.41	$.38	$.45
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.10)	(.08)	.05	(.36)	(.26)
Total income (loss) from investment operations	$(.13)	$.30	$.32	$.46	$.02	$.19

Less Distributions:
Dividends from net investment income	$(.20)	$(.40)	$(.40)	$(.41)	$(.38)	$(.45)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total distributions	$(.20)	$(.40)	$(.40)	$(.41)	$(.38)	$(.45)

NET ASSET VALUE, END OF PERIOD	$10.11	$10.44	$10.54	$10.62	$10.57	$10.93

Total Return[2]	(2.44%)[3]	2.90%	3.06%	4.39%	0.22%	1.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,216	$48,587	$52,996	$59,093	$67,470	$78,478
Ratio of net expenses (after expense assumption) to average net assets[4]	1.07%[3]	1.07%	1.07%	1.03%	0.97%	0.95%
Ratio of net investment income to average net assets	3.96%[3]	3.81%	3.77%	3.82%	3.56%	4.05%
Portfolio turnover rate	7.33%	6.52%	4.77%	12.31%	44.85%	17.29%

1Unaudited.

2Excludes any applicable sales charge.

3Annualized.

4During the periods indicated above, the Adviser assumed and/or waived expenses of $66,423, $147,515, $106,719, $79,585, $130,764, and $127,695, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.36%, 1.36%, 1.26%, 1.15%, 1.15%, and 1.10%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]	Integrity Managed Portfolios
KANSAS INSURED INTERMEDIATE FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the Kansas Insured Intermediate Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal and state income tax with stability of principal. Kansas Insured Intermediate Fund began the period at $10.94 and ended the period at $10.96 for a total return of 2.12%*. This compares to the Barclays Capital Municipal 7-Year Bond Index's return of 6.59%.

The Fund's average portfolio maturity is 8.6 years with an average portfolio coupon of 5.18%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 42.7%, AA 42.9%, A 5.5%, and BBB 8.9%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, double exempt issues. Some purchases throughout the period were: Lincoln County Hospital 5.00% coupon, due 2028; Park City General Obligation 5.10% coupon, due 2020 and Wyandotte County Utility 5.00% coupon, due 2024.

Income exempt from federal and Kansas state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Terms and Definitions (unaudited)

Appreciation:

Increase in the value of an asset

Average Annual Total Return:

A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis assuming all distributions are reinvested

Coupon Rate or Face Rate:

Rate of interest payable annually based on the face amount of the bond (expressed as a percentage)

Depreciation:

Decrease in the value of an asset

Barclays Capital Municipal Bond Index:

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market; the index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund

Market Value:

Actual (or estimated) price at which a bond trades in the marketplace

Maturity:

Measure of the term or life of a bond in years; when a bond "matures", the issuer repays the principal

Net Asset Value:

The value of all of a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Quality Ratings:

A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; "AAA", "AA", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return:

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	42.7%
AA	42.9%
A	5.5%
BBB	8.9%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

S—School	32.2%
H—Housing	18.7%
T—Transportation	14.5%
W/S—Water/Sewer	11.3%
HC—Health Care	10.2%
U—Utilities	7.0%
G—Government	3.1%
O—Other	3.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/31/08	Ending Account Value 1/30/09	Expenses Paid During Period*
Actual	$1,000.00	$1,021.19	$3.79

Hypothetical (5% return before expenses)	$1,000.00	$1,046.25	$3.84

*Expenses are equal to the annualized expense ratio of 0.75%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of 2.12% for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
Kansas Insured Intermediate Fund	1 year	3 year	5 year	10 year	Since Inception (November 23, 1992)
Without sales charge	2.76%	4.26%	2.72%	3.04%	3.92%
With sales charge (2.75%)	(0.03%)	3.28%	2.15%	2.75%	3.74%

Barclays Capital Municipal Seven-Year Maturity Bond Index	1 year	3 year	5 year	10 year	Since Inception (November 23, 1992)
	6.02%	5.80%	4.38%	4.99%	5.65%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Seven-Year Maturity Bond Index

	Kansas Insured Intermediate Fund without sales charge	Kansas Insured Intermediate Fund with max. sales charge	Barclays Capital Municipal Seven-Year Maturity Bond Index
7/31/1998	$10,000	$9,726	$10,000
1999	$10,371	$10,086	$10,329
2000	$10,594	$10,304	$10,803
2001	$11,307	$10,997	$11,794
2002	$11,772	$11,450	$12,635
2003	$11,921	$11,594	$13,122
2004	$12,196	$11,862	$13,719
2005	$12,105	$11,774	$14,262
2006	$12,597	$12,252	$14,568
2007	$13,018	$12,662	$15,142
2008	$13,619	$13,246	$16,024
1/30/2009	$13,907	$13,526	$17,081

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Seven-Year Maturity Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1- and 3-year periods were above the index and median for its peer group, while its 5- and 10-year returns were below both its index and the median. The Fund has had positive returns for the year-to-date, 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Kansas state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 0.75% was lower than the average and median expense ratio of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

KANSAS MUNICIPAL BONDS (96.9%)

Butler Cty., KS (Circle) USD #375 FSA	Aa-3/NR	5.000%	09/01/2013	$250,000	$255,455
Butler Cty., KS USD#402 Assured GTY	Aa/NR	5.250	09/01/2021	250,000	276,037
#Chisholm Creek Util. Auth. (Bel Aire & Park City, KS Pj.) MBIA	Baa-1/NR	5.250	09/01/2016	770,000	842,118
Cowley County, KS USD# 470 FSA	Aa-3/AAA	4.750	09/01/2023	100,000	101,402
Cowley Cty., KS USD #465 (Winfield) MBIA	Baa-1/AA	5.250	10/01/2014	140,000	159,733
Dodge, KS USD #443 Unltd. General Obligation FSA	Aa-3/AAA	5.750	09/01/2013	100,000	103,038
Harvey County KS MBIA	A-3/NR	4.000	09/01/2018	250,000	248,290
Johnson Cty., KS Community College Student Commons & Parking AMBAC	Baa-1/AA+	5.000	11/15/2019	235,000	248,348
Johnson Cty., KS USD #232 (Desoto) FSA	Aa-3/NR	5.000	09/01/2015	100,000	116,115
Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC	Baa-1/AA	6.300	09/01/2016	185,000	185,309
KS Devl. Finance Auth. (Dept. Admin. 7th & Harrison PJ) AMBAC	A-1/AA	5.500	12/01/2013	375,000	390,233
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA	Baa-1/AA	6.400	01/01/2024	255,000	254,946
KS Devl. Finance Auth. (Wichita Univ.) AMBAC	Baa-1/A	5.900	04/01/2015	305,000	318,862
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	05/01/2011	380,000	381,474
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Baa-1/AA	5.000	10/01/2017	250,000	268,378
KS Devl Fin. Auth. Kansas Projects AMBAC	Baa-1/AA	5.250	10/01/2022	100,000	102,877
KS Devl. Finance Auth. (State of KS Projects) MBIA	Aa/AA	4.100	05/01/2019	250,000	260,120
KS Devl Fin. Auth Rev Kansas St. Projects MBIA	Aa/AA	5.250	11/01/2025	100,000	103,519
KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev. FNMA	NR/AAA	5.700	12/01/2009	115,000	115,125
*KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	A/AA	5.750	11/15/2012	595,000	661,057
KS Turnpike Auth. Rev. FSA	Aa-3/AAA	5.000	09/01/2024	200,000	203,190
Leavenworth County USD #453 GO Improvement & Refunding Assured Guaranty	Aa/NR	5.250	03/01/2024	200,000	206,520
Leavenworth Cty., KS USD# 458 FSA	Aa-3/AAA	4.500	09/01/2028	250,000	223,082
Lincoln County, KS Public Bldg (Lincoln County Hosp) Assured Guaranty	NR/AAA	5.000	03/01/2028	125,000	128,704
*Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA	NR/AAA	5.000	10/01/2014	605,000	605,169
#Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA	NR/AAA	5.180	10/01/2023	445,000	382,620
Morton Cty., KS USD #217 FSA	Aa-3/AAA	4.000	09/01/2010	100,000	100,172
Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.250	11/01/2012	400,000	400,672
Park City, KS Assured GTY	NR/AAA	5.100	12/01/2020	200,000	214,464
Park City, KS Assured GTY	NR/AAA	5.500	12/01/2024	100,000	104,502
Saline Cty., KS USD #305 (Salina) G.O. Ref. FSA	Aa-3/NR	5.500	09/01/2015	190,000	208,922
Sedgwick County KS UNI School Dist. # 262 Assumed Guaranty	NR/AAA	5.000	09/01/2018	100,000	115,718
Sedgwick Cty., KS USD #265 (Goddard) Assured GTY	Aa/NR	4.500	10/01/2026	250,000	243,045
Shawnee Cty., KS USD #437 (Auburn-Washburn) G.O. Ref. FSA	Aa-3/NR	5.000	09/01/2014	485,000	526,715
*Shawnee, KS Multifamily Hsg. (Thomasbrooks Apts.) Rev. FNMA COL.	NR/AAA	5.250	10/01/2014	175,000	175,485
*University of Kansas Hosp. Auth. AMBAC	Baa-1/AAA	5.500	09/01/2015	500,000	514,040
Washburn Univ. (Living Learning Ctr.) Bldg. Rev. AMBAC	Baa-1/A	5.350	07/01/2011	105,000	106,821
Washburn Univ. (Living Learning Ctr.) Bldg. Rev. AMBAC	Baa-1/NR	5.000	07/01/2019	255,000	254,758
Wichita, KS GO AMBAC	Aa/AA+	4.500	09/01/2022	150,000	152,489
Wichita, KS GO AMBAC	Aa/AA+	4.750	09/01/2027	180,000	175,041
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.375	07/01/2010	150,000	150,027
*Wichita, KS Multifamily Hsg. (Cimarron Apartments) FNMA	NR/AAA	5.250	10/01/2012	290,000	290,316
Wichita, KS Water & Sewer Rev. FSA	Aa-3/AAA	5.000	10/01/2023	200,000	208,842
Wyandotte Cty, KS. GO FSA	Aa-3/AAA	5.000	08/01/2025	250,000	255,818
#Wyandotte Cty., Kansas City, KS Gov't. Util. Syst. Rev. MBIA	A/AA	5.125	09/01/2013	500,000	506,900
Wyandotte County Kansas City, KS Utilitiy Rev. Berkshire	Aaa/AAA	5.000	09/01/2024	200,000	205,220
Wyandotte Cty., KS USD #500 G.O. FSA	Aa-3/AAA	5.250	09/01/2013	250,000	287,940

TOTAL KANSAS MUNICIPAL BONDS (COST: $12,082,972)					$12,339,628

SHORT-TERM SECURITIES (5.0%)			Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $639,393)			639,393		$639,393

TOTAL INVESTMENTS IN SECURITIES (COST: $12,722,365)					$12,979,021
OTHER ASSETS LESS LIABILITIES					(249,981)

NET ASSETS					$12,729,040

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

As of January 30, 2009, the Fund had two when-issued purchase:

200,000 of Leavenworth County USD# 453; 5.250%; 03/01/24

200,000 of Wyandotte County Kansas City, KS; 5.000%; 09/01/24

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$639,393
Level 2	—	other significant observable inputs	12,339,628
Level 3	—	significant unobservable inputs	0
Total			$12,979,021

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $12,722,365)	$12,979,021
Accrued interest receivable	212,498
Accrued dividends receivable	427
Receivable due from manager	1,403
Prepaid expenses	794
Total assets	$13,194,143

LIABILITIES
Dividends payable	$39,737
Accrued expenses	7,978
Payable to affiliates	6,908
Security purchases payable	410,480
Total liabilities	$465,103

NET ASSETS	$12,729,040

Net assets are represented by:
Paid-in capital	$13,768,224
Accumulated undistributed net realized gain (loss) on investments and futures	(1,296,511)
Accumulated undistributed net investment income (loss)	671
Unrealized appreciation (depreciation) on investments	256,656
Total amount representing net assets applicable to 1,161,236 outstanding shares of no par common stock (unlimited shares authorized)	$12,729,040

Net asset value per share	$10.96

Public offering price (based on sales charge of 2.75%)	$11.27

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$278,046
Dividends	5,158
Total investment income	$283,204

EXPENSES
Investment advisory fees	$31,000
Administrative service fees	12,000
Transfer agent fees	12,456
Accounting service fees	15,100
Custodian fees	1,474
Professional fees	5,741
Trustees fees	1,574
Insurance expense	219
Reports to shareholders	1,074
Audit fees	3,497
Legal fees	1,557
Transfer agent out-of-pockets	375
License, fees, and registrations	802
Total expenses	$86,869
Less expenses waived or absorbed by the Fund's manager	(40,370)
Total net expenses	$46,499

NET INVESTMENT INCOME (LOSS)	$236,705

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$18,614
Net change in unrealized appreciation (depreciation) of investments	16,002
Net realized and unrealized gain (loss) on investments	$34,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$271,321

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$236,705	$441,325
Net realized gain (loss) on investment transactions	18,614	1,070
Net change in unrealized appreciation (depreciation) on investments	16,002	55,789
Net increase (decrease) in net assets resulting from operations	$271,321	$498,184

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.21 and $0.42 per share, respectively)	$(236,436)	$(441,023)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(236,436)	$(441,023)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$2,203,444	$2,265,530
Proceeds from reinvested dividends	173,417	323,079
Cost of shares redeemed	(2,042,841)	(971,748)
Net increase (decrease) in net assets resulting from capital share transactions	$334,020	$1,616,861

TOTAL INCREASE (DECREASE) IN NET ASSETS	$368,905	$1,674,022
NET ASSETS, BEGINNING OF PERIOD	12,360,135	10,686,113
NET ASSETS, END OF PERIOD	$12,729,040	$12,360,135

Undistributed net investment income	$671	$402

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 23, 1992 other than matters relating to organization and registration. On November 23, 1992, the Fund commenced its public offering of capital shares.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas state income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$441,023	$474,981
Ordinary income	0	0
Long-term capital gains	0	0
Total	$441,023	$474,981

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$402	$0	$0	($1,315,125)	$240,654	($1,074,069)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $1,315,125, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforwards amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2009	$78,788
2010	$178,976
2011	$209,757
2012	$303,542
2013	$544,062

For the year ended July 31, 2008, the Fund made $48,628 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. The Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended July 31, 2008.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 1,161,236 and 1,129,930 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (Unaudited)	Year Ended July 31, 2008
Shares sold	203,429	206,132
Shares issued on reinvestment of dividends	16,033	29,527
Shares redeemed	(188,156)	(88,654)
Net increase (decrease)	31,306	147,005

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. All investment advisory fees were waived for the six months ended January 30, 2009. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 0.75% of the Fund's average daily net assets on an annual basis. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 0.75% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $12,456 of transfer agency fees and expenses for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,145 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged for each additional share class. The Fund has recognized $15,100 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,536 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $12,000 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,000 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,238,120 and $801,455, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $12,722,365. The net unrealized appreciation of investments based on the cost was $256,656, which is comprised of $369,194 aggregate gross unrealized appreciation and $112,538 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Year Ended 7/30/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.94	$10.87	$10.95	$10.94	$11.44	$11.60

Income from investment operations:
Net investment income (loss)	$.21	$.42	$.44	$.43	$.42	$.43
Net realized and unrealized gain (loss) on investment transactions	.02	.07	(.08)	.01	(.50)	(.16)
Total income (loss) from investment operations	$.23	$.49	$.36	$.44	$(.08)	$.27

Less Distributions:
Dividends from net investment income	$(.21)	$(.42)	$(.44)	$(.43)	$(.42)	$(.43)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total distributions	$(.21)	$(.42)	$(.44)	$(.43)	$(.42)	$(.43)

NET ASSET VALUE, END OF PERIOD	$10.96	$10.94	$10.87	$10.95	$10.94	$11.44

Total Return[2]	4.24%[3]	4.62%	3.34%	4.06%	(0.75%)	2.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,729	$12,360	$10,686	$12,419	$14,480	$16,982
Ratio of net expenses (after expense assumption) to average net assets[4]	0.75%[3]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.81%[3]	3.86%	4.02%	3.89%	3.71%	3.67%
Portfolio turnover rate	6.79%	21.80%	9.18%	4.15%	1.81%	4.39%

1Unaudited.

2Excludes any applicable sales charges.

3Annualized.

4During the periods indicated above, the Advisor assumed and/or waived expenses of $40,370, $83,516, $77,248, $62,295, $57,567, and $58,289, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.40%, 1.48%, 1.40%, 1.23%, 1.10%, and 1.08%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]	Integrity Managed Portfolios
MAINE MUNICIPAL FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the Maine Municipal Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal and state income tax with stability of principal. Maine Municipal Fund began the period at $10.44 and ended the period at $10.54 for a total return of 2.76%*. This compares to the Barclays Capital Municipal Bond Index's return of 0.70%.

The Fund's average portfolio maturity is 11.4 years with an average portfolio coupon of 5.19%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 31.9%, AA 48.2%, A 18.6%, and BBB 1.3%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, double exempt issues. Some purchases throughout the period were: Windham General Obligation, 3.125% coupon, due 2010; Westbrook General Obligation, 3.50% coupon, due 2009 and Maine Health & Higher Ed, 5.00% coupon, due 2022.

Income exempt from federal and Maine state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Terms and Definitions (unaudited)

Appreciation:

Increase in the value of an asset

Average Annual Total Return:

A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis assuming all distributions are reinvested

Coupon Rate or Face Rate:

Rate of interest payable annually based on the face amount of the bond (expressed as a percentage)

Depreciation:

Decrease in the value of an asset

Barclays Capital Municipal Bond Index:

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market; the index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund

Market Value:

Actual (or estimated) price at which a bond trades in the marketplace

Maturity:

Measure of the term or life of a bond in years; when a bond "matures", the issuer repays the principal

Net Asset Value:

The value of all of a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Quality Ratings:

A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; "AAA", "AA", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return:

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	31.9%
AA	48.2%
A	18.6%
BBB	1.3%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

T—Transportation	35.7%
I—Industrial	23.2%
G—Government	15.0%
H—Health	8.8%
S—School	4.8%
U—Utilities	4.7%
W/S—Water/Sewer	4.2%
O—Other	3.6%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/31/08	Ending Account Value 1/30/09	Expenses Paid During Period*
Actual	$1,000.00	$1,027.59	$5.42

Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of 2.76% for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
Maine Municipal Fund	1 year	3 year	5 year	10 year	Since Inception (December 5, 1991)
Without sales charge	1.44%	4.18%	2.47%	3.38%	4.82%
With sales charge (4.25%)	(2.89%)	2.68%	1.58%	2.93%	4.55%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (December 5, 1991)
	(0.16%)	3.00%	3.34%	4.51%	5.85%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Maine Municipal Fund without sales charge	Maine Municipal Fund with max. sales charge	Barclays Capital Municipal Bond Index
7/31/1998	$10,000	$9,575	$10,000
1999	$10,267	$9,832	$10,288
2000	$10,659	$10,206	$10,732
2001	$11,504	$11,016	$11,815
2002	$12,099	$11,585	$12,608
2003	$12,369	$11,844	$13,061
2004	$12,858	$12,312	$13,816
2005	$12,762	$12,221	$14,695
2006	$13,288	$12,724	$15,071
2007	$13,672	$13,091	$15,713
2008	$14,140	$13,540	$16,160
1/30/2009	$14,531	$13,914	$16,273

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Maine municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1- and 3-year periods were above the index and median for its peer group, while its 5- and 10-year returns were below both its index and the median for its peer group. The Fund has had positive returns for the year-to-date, 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Maine state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

MAINE MUNICIPAL BONDS (79.5%)

Bar Harbor, ME	A-1/NR	6.450%	06/01/2009	$75,000	$76,173
Brewer, ME	A/A	4.600	11/01/2017	210,000	219,414
Freeport, ME	Aa-3/AA	7.250	09/01/2010	20,000	21,948
Gorham, ME Unlimited Tax G.O. MBIA	A-1/NR	4.300	02/01/2023	155,000	154,510
Gorham, ME Unlimited Tax G.O. MBIA	A-1/NR	4.350	02/01/2024	155,000	153,647
Houlton, ME Water District MBIA	Baa-1/NR	4.600	05/01/2014	100,000	101,184
Kennebec, ME Regl. Dev.	Baa-1/NR	5.500	08/01/2014	75,000	76,911
#Kennebec, ME Water District FSA	Aa-3/NR	5.125	12/01/2021	500,000	502,040
Lewiston, ME G.O. FSA	Aa-3/NR	5.000	04/01/2022	500,000	520,610
Lewiston, ME G.O. FSA	Aa-3/NR	5.000	04/01/2024	250,000	258,798
Lewiston, ME G.O. FSA	Aa-3/NR	4.500	01/15/2025	200,000	199,002
Maine Governmental Facs. Auth Lease MBIA	A-1/AA	5.375	10/01/2016	250,000	271,748
Maine Governmental Facs. Auth Lease Rent Rev.	Aa-3/AAA	5.000	10/01/2023	125,000	127,948
Maine Health & Higher Educ. Facs. Auth. (Bates College) FSA	Aa-3/AAA	5.250	07/01/2011	25,000	25,193
*Maine Health & Higher Educ. Facs. Auth. (Blue Hill Mem. Hosp) FSA	Aa-3/AAA	5.250	07/01/2010	410,000	415,010
Maine Health & Higher Educ. Facs. Auth.	Aaa/NR	6.000	10/01/2013	195,000	226,381
Maine Health & Higher Educ. (University Systems) MBIA	Aa-3/NR	5.000	07/01/2023	200,000	205,304
Maine Health & Higher Educ. Facs. Auth. Rev. AMBAC	Baa-1/A	7.300	05/01/2014	5,000	5,016
Maine Health & Higher Educ. Facs. Rev. AMBAC	Aa-3/NR	5.000	07/01/2022	250,000	258,175
Maine Health & Higher Educ. Auth. (Maine Maritime Academy) MBIA	Aa-3/NR	5.000	07/01/2025	340,000	346,018
*Maine Municipal Bond Bank MBIA	Aa-1/AAA	5.625	11/01/2016	1,000,000	1,085,670
Maine Municipal Bond Bank (Sewer & Water) Rev.	Aaa/AAA	4.900	11/01/2024	100,000	102,871
Maine State (Highway)	Aa-3/AA	5.000	06/15/2011	200,000	216,770
*Maine State Turnpike Auth. Rev. FGIC	Aa-3/A+	5.750	07/01/2028	500,000	530,435
Maine State Turnpike Auth. AMBAC	Aa-3/A+	5.000	07/01/2033	450,000	435,042
Portland, ME	Aa/AA	5.000	09/01/2013	60,000	64,135
#Portland, ME Airport Rev. FSA	Aa-3/AAA	5.000	07/01/2032	500,000	458,860
Scarborough, ME G.O. MBIA	Aa-3/AA	4.400	11/01/2031	250,000	224,635
Scarborough, ME G.O. MBIA	Aa-3/AA	4.400	11/01/2032	480,000	427,330
#Skowhegan, ME Pollution Ctl. Rev. (Scott Paper Co. Prj.)	A/A	5.900	11/01/2013	1,465,000	1,469,703
South Portland, ME	Aa-1/NR	5.800	09/01/2011	40,000	44,578
#University of Maine System Rev. MBIA	Baa-1/AA	4.750	03/01/2037	550,000	496,331
Westbrook, ME G.O. MBIA	A/AA	3.250	10/15/2009	195,000	198,282
Westbrook, ME G.O. FGIC	NR/AA	4.250	10/15/2020	180,000	184,651
Windham, ME G.O. AMBAC	A-1/A	3.125	11/01/2010	100,000	102,538
Windham, ME G.O. AMBAC	A-1/A	4.000	11/01/2014	415,000	444,125
Yarmouth, ME AMBAC	Aa-3/NR	5.250	11/15/2009	250,000	258,900
#Yarmouth, ME	Aa-3/AA-	5.000	11/15/2019	500,000	543,985
York, ME G.O.	NR/AA+	4.000	09/01/2010	75,000	78,700

TOTAL MAINE MUNICIPAL BONDS					$11,532,571

GUAM MUNICIPAL BONDS (0.1%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750	09/01/2031	10,000	$8,467

PUERTO RICO MUNICIPAL BONDS (14.1%)
*Puerto Rico Public Finance Corp. Commonwealth Appropriations AMBAC	Aaa/AAA	5.375	06/01/2018	1,710,000	$2,040,423

VIRGIN ISLANDS MUNICIPAL BONDS (3.5%)
Virgin Islands Water & Power Auth. Elec. Syst. Rev. ACA/MBIA	Baa-1/AA	5.300	07/01/2021	500,000	$505,915

TOTAL MUNICIPAL BONDS (COST: $13,676,120)					$14,087,376

SHORT-TERM SECURITIES (2.3%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $338,528)				338,528	$338,528

TOTAL INVESTMENTS IN SECURITIES (COST: $14,014,648)					$14,425,904
OTHER ASSETS LESS LIABILITIES					74,189

NET ASSETS					$14,500,093

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$338,528
Level 2	—	other significant observable inputs	14,087,376
Level 3	—	significant unobservable inputs	0
Total			$14,425,904

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $14,014,648)	$14,425,904
Accrued interest receivable	148,436
Accrued dividends receivable	252
Receivable due from manager	109
Prepaid expenses	852
Cash	1
Total assets	$14,575,554

LIABILITIES
Dividends payable	$41,854
Accrued expenses	9,253
Payable to affiliates	10,284
Payable for Fund shares redeemed	14,070
Total liabilities	$75,461

NET ASSETS	$14,500,093

Net assets are represented by:
Paid-in capital	$14,719,320
Accumulated undistributed net realized gain (loss) on investments and futures	(658,998)
Accumulated undistributed net investment income (loss)	28,515
Unrealized appreciation (depreciation) on investments	411,256
Total amount representing net assets applicable to 1,375,652 outstanding shares of no par common stock (unlimited shares authorized)	$14,500,093

Net asset value per share	$10.54

Public offering price (based on sales charge of 4.25%)	$11.01

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$339,521
Dividends	5,393
Total investment income	$344,914

EXPENSES
Investment advisory fees	$37,075
Distribution (12b-1) fees	18,537
Administrative service fees	12,000
Transfer agent fees	14,830
Accounting service fees	15,707
Custodian fees	1,630
Professional fees	6,808
Trustees fees	1,735
Insurance expense	297
Reports to shareholders	1,041
Audit fees	3,497
Legal fees	1,624
Transfer agent out-of-pockets	682
License, fees, and registrations	1,053
Total expenses	$116,516
Less expenses waived or absorbed by the Fund's manager	(37,176)
Total net expenses	$79,340

NET INVESTMENT INCOME (LOSS)	$265,574

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$5,403
Net change in unrealized appreciation (depreciation) of investments	118,331
Net realized and unrealized gain (loss) on investments	$123,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$389,308

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$265,574	$568,328
Net realized gain (loss) on investment transactions	5,403	31,683
Net change in unrealized appreciation (depreciation) on investments	118,331	(50,559)
Net increase (decrease) in net assets resulting from operations	$389,308	$549,452

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.18 and $0.36 per share, respectively)	$(262,666)	$(562,812)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(262,666)	$(562,812)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$118,844	$366,136
Proceeds from reinvested dividends	157,580	321,799
Cost of shares redeemed	(1,782,738)	(1,501,361)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,506,314)	$(813,426)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,379,672)	$(826,786)
NET ASSETS, BEGINNING OF PERIOD	15,879,765	16,706,551
NET ASSETS, END OF PERIOD	$14,500,093	$15,879,765

Undistributed net investment income	$28,515	$25,607

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Maine state income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Maine municipal securities.

On December 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was part of the Forum Funds and was named the Maine TaxSaver Bond Fund. The Maine TaxSaver Bond Fund commenced operations on December 5, 1991. The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the 1940 Act.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$562,812	$624,718
Ordinary income	0	0
Long-term capital gains	0	0
Return of capital	0	0
Total	$562,812	$624,718

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$25,607	$0	$0	($664,401)	$292,924	($345,870)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $664,401, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2013	$664,401

For the year ended July 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. The Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended July 31, 2008.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 1,375,652 and 1,521,598 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (unaudited)	Year Ended July 31, 2008
Shares sold	11,527	34,727
Shares issued on reinvestment of dividends	15,337	30,645
Shares redeemed	(172,810)	(142,065)
Net increase (decrease)	(145,946)	(76,693)

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $1,105 of investment advisory fees after a partial waiver for the six months ended January 30, 2009. The Fund has a payable to the Adviser of $4 at January 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 1.07% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $18,537 of distribution fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Distributor of $3,045 at January 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $14,830 of transfer agency fees and expenses for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,436 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $15,707 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,609 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $12,000 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,000 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $0 and $831,923, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $14,014,648. The net unrealized appreciation of investments based on the cost was $411,256, which is comprised of $644,236 aggregate gross unrealized appreciation and $232,980 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Four Months Ended 7/30/04	Year Ended 3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$10.45	$10.52	$10.45	$11.10	$11.19	$11.35

Income from investment operations:
Net investment income (loss)	$.18	$.36	$.37	$.35	$.35	$.13	$.39
Net realized and unrealized gain (loss) on investment transactions	.10	(.01)	(.07)	.07	(.43)	(.09)	(.10)
Total income (loss) from investment operations	$.28	$.35	$.30	$.42	$(.08)	$.04	$.29

Less Distributions:
Dividends from net investment income	$(.18)	$(.36)	$(.37)	$(.35)	$(.35)	$(.13)	$(.39)
Distributions from net realized gains	.00	.00	.00	.00	(.22)	.00	(.06)
Total distributions	$(.18)	$(.36)	$(.37)	$(.35)	$(.57)	$(.13)	$(.45)

NET ASSET VALUE, END OF PERIOD	$10.54	$10.44	$10.45	$10.52	$10.45	$11.10	$11.19

Total Return[2]	5.52%[3]	3.43%	2.89%	4.12%	(0.74%)	1.23%[3]	2.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,500	$15,880	$16,707	$18,728	$24,975	$31,68[3]	$33,270
Ratio of net expenses (after expense assumption) to average net assets4	1.07%[3]	1.07%	1.07%	1.02%	0.97%	0.95%[3]	0.95%
Ratio of net investment income to average net assets	3.54%[3]	3.46%	3.52%	3.35%	3.24%	3.49%[3]	3.44%
Portfolio turnover rate	0.00%	4.44%	8.50%	1.60%	4.87%	1.92%	34.40%

1Unaudited.

2Excludes any applicable sales charge.

3Annualized.

4During the periods indicated above, the Adviser assumed and/or waived expenses of $37,176, $79,450, $64,859, $58,447, $86,089, and $29,051, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.57%, 1.56%, 1.44%, 1.30%, 1.27%, and 1.22%, respectively. For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $64,658. For the period from 12/20/2003 through 3/31/2004, Integrity Money Management assumed/waived expenses of $22,736. If expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets for the year would have been 1.20%.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]	Integrity Managed Portfolios
NEBRASKA MUNICIPAL FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the Nebraska Municipal Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets.

The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal and state income tax with stability of principal. Nebraska Municipal Fund began the period at $10.03 and ended the period at $9.78 for a total return of (0.54%)*. This compares to the Barclays Capital Municipal Bond Index's return of 0.70%.

The Fund's average portfolio maturity is 14.9 years with an average portfolio coupon of 5.21%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 14.6%, AA 57.6%, A 16.7%, BBB 4.9%, BB 2.0%, and NR 4.2%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, double exempt issues. Some purchases throughout the period were: University of NE Student Facilities, 5.00% coupon, due 2028; Southern Public Power, 5.00% coupon, due 2023 and Douglas County Hospital 5.50% coupon, due 2038.

Income exempt from federal and Nebraska state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	14.6%
AA	57.6%
A	16.7%
BBB	4.9%
BB	2.0%
NR	4.2%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

S—School	36.3%
U—Utilities	21.6%
H—Health	18.0%
I—Industrial	7.8%
T—Transportation	5.7%
O—Other	5.6%
W—Water/Sewer	5.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/08	Ending Account Value 01/30/09	Expenses Paid During Period*
Actual	$1,000.00	$994.56	$5.34

Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of (0.54%) for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
Nebraska Municipal Fund	1 year	3 year	5 year	10 year	Since Inception (November 17, 1993)
Without sales charge	(1.62%)	2.78%	2.22%	2.80%	3.58%
With sales charge (4.25%)	(5.81%)	1.30%	1.34%	2.36%	3.28%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (November 17, 1993)
	(0.16%)	3.00%	3.34%	4.51%	5.20%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Nebraska Municipal Fund without sales charge	Nebraska Municipal Fund with max. sales charge	Barclays Capital Municipal Bond Index
7/31/1998	$10,000	$9,578	$10,000
1999	$10,382	$9,944	$10,288
2000	$10,619	$10,171	$10,732
2001	$11,683	$11,190	$11,815
2002	$12,158	$11,645	$12,608
2003	$12,060	$11,551	$13,061
2004	$12,492	$11,965	$13,816
2005	$12,469	$11,943	$14,695
2006	$13,080	$12,528	$15,071
2007	$13,494	$12,925	$15,713
2008	$13,870	$13,285	$16,160
1/30/2009	$13,794	$13,213	$16,273

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Nebraska municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1- and 3-year periods were at or above the index and median for its peer group. The Fund's returns for the 5- and 10-year period were below the index and median for its peer group. The Fund had positive returns for the year-to-date, 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Nebraska state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEBRASKA MUNICIPAL BONDS (96.9%)

Adams Cty., NE Hosp. Auth. #001 (Mary Lanning Memorial Hosp.) ASGUA	NR/A-	5.300%	12/15/2018	$250,000	$246,050
Adams County Hospital Rev Mary Lanning Memorial Radian Insured	NR/A-	5.250	12/15/2033	250,000	218,990
Dawson Cty., NE SID #001 (IBP, Inc. Proj.) Ref. G.O.	Ba/BB	5.650	02/01/2022	700,000	532,539
Dawson Cty., NE School Dist. #20 (Gothenburg) G.O. MBIA	Baa-1/AA	4.500	12/15/2025	405,000	390,298
Dawson Cty. Public Power Electric Sys. Rev.	NR/AA-	4.750	12/01/2032	250,000	225,753
*Dodge Cty., NE SD #001 (Fremont Public Schools) FSA	Aa-3/NR	5.500	12/15/2020	1,000,000	1,081,250
Douglas Cty., NE G.O.	Aa-1/AA+	4.750	12/01/2025	250,000	250,193
Douglas Cty., NE Hosp. Auth. #001 (Alegent Hlth—Immanuel Med. Ctr.) Rev. AMBAC	Baa-1/A	5.250	09/01/2021	250,000	233,752
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aa/AA	5.500	11/15/2021	340,000	341,074
Douglas Cty., NE Hosp. Auth. #002 (Nebraska Medical Center)	Aa-3/NR	5.000	11/15/2016	250,000	272,520
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aa/AA	5.375	11/15/2015	45,000	45,207
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aa/AA	5.375	11/15/2015	190,000	190,667
Douglas County, NE Hosp. Methodist Health	NR/A-	5.500	11/01/2038	500,000	409,420
Douglas Cty, NE Hosp. Methodist Health BHAC	Aaa/AAA	5.500	11/01/2038	250,000	225,167
Douglas Cty., NE SID #392 (Cinnamon Creek) G.O.	NR/NR	5.750	08/15/2017	200,000	185,918
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/2018	265,000	234,965
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/2019	280,000	242,486
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	04/01/2023	500,000	436,175
Douglas Cty., NE SD #010 (Elkhorn Pub. Schools) G.O. FSA Insured	NR/AAA	4.500	12/15/2023	250,000	248,515
Fremont, NE Combined Utilities Rev. MBIA	Baa-1/AA	5.000	10/15/2021	500,000	512,130
Hall Cty., NE School Dist. #2 Grand Island FSA	Aa-3/AAA	5.000	12/15/2023	500,000	524,410
Kearney Cty., NE Highway Allocation Fund AMBAC	Baa-1/NR	5.350	06/15/2021	100,000	94,247
Lancaster Cnty Neb Hosp Auth No 1 (Bryanlg Med Center)	A-1/NR	4.000	06/01/2010	250,000	253,772
*Lancaster Cty., NE Hosp. Auth. #1 (BryanLGH Medical Center Project)	A-1/NR	4.750	06/01/2021	1,000,000	946,510
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools)	Aa-1/AAA	5.250	01/15/2021	500,000	525,555
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools) G.O.	Aa-1/AAA	5.250	01/15/2022	500,000	526,080
Lancaster Cty, NE School District #0160 (Norris Schools) G.O. FSA	Aa-3/NR	5.000	12/15/2025	250,000	250,950
*Lincoln, NE Elec. Syst. Rev.	Aa/AA	5.000	09/01/2021	1,000,000	1,043,090
Lincoln, NE San. Swr. Rev. MBIA	Aa/AA+	4.500	06/15/2029	250,000	225,755
Lincoln, NE Water Rev.	Aa/AA-	5.000	08/15/2022	575,000	590,289
#Metropolitan Community College South Omaha Bldg. Proj. AMBAC	Baa-1/AA-	4.500	03/01/2026	1,000,000	963,050
Municipal Energy Agy of NE Power Supply Rev. Berkshire Insured	Aaa/AAA	5.125	04/01/2024	195,000	198,097
NE Hgr. Educ. Loan Program Senior Subord. Term MBIA	A/AA	6.250	06/01/2018	800,000	864,056
NE Hgr. Educ. Loan Program Junior Subord. Rev. MBIA	A/AA	6.400	06/01/2013	130,000	139,600
NE Hgr. Educ. Loan Program Junior Subord. Term MBIA	A/AA	6.450	06/01/2018	400,000	436,656
*NE Hgr. Educ. Loan Program Student Loan MBIA	Baa-1/AA	5.875	06/01/2014	710,000	712,954
NE Hgr. Educ. Loan Program B Rev. MBIA	Baa-1/AA	6.000	06/01/2028	100,000	95,444
#NE Educ. Finance Auth. (Wesleyan Univ.) Rev. Radian Insured	NR/BBB+	5.500	04/01/2027	1,000,000	848,040
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA	NR/AAA	6.200	06/01/2028	135,000	124,166
NE Invmt. Finance Auth. (Great Plains Regional Medical Center) ASGUA	NR/A	5.450	11/15/2017	400,000	401,620
NE Invmt. Finance Auth. (Great Plains Regional Medical Center) Rev. Asset Guaranty	NR/A	5.450	11/15/2022	750,000	730,733
Omaha, NE Various Purpose	Aa-1/AAA	5.000	05/01/2022	250,000	261,733
Omaha, NE Various Purpose	Aa-1/AAA	4.250	10/15/2026	500,000	472,095
Omaha Public Power Electric Rev.	Aa-1/AA	5.250	02/01/2023	250,000	262,987
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa-1/AA	5.200	02/01/2022	500,000	522,850
#Omaha, NE Public Power Electric Rev.	Aa-1/AA	5.000	02/01/2034	1,000,000	973,550
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa/NR	6.200	02/01/2017	650,000	790,777
#Omaha, NE (Riverfront Project) Special Obligation	Aa/AA+	5.500	02/01/2029	1,000,000	1,014,860
Omaha, NE Public Power Dist. (Electric Rev) AMBAC	A-1/A	4.750	02/01/2025	250,000	245,595
Omaha, NE Public Power Dist. (Electric Rev) AMBAC	A-1/A	4.300	02/01/2031	100,000	85,134
Papillion, NE G.O. MBIA	Baa-1/AA	4.350	12/15/2027	250,000	224,420
Platte Cty., NE Hosp. Auth. No. 1 (Columbus Community Hospital Proj.) Hosp. Rev. Asset Guaranty	NR/BBB+	5.650	05/01/2012	100,000	102,612
Platte Cty., NE Hosp. Auth. No. 1 (Columbus Community Hospital Proj.) Hosp. Rev. Asset Guaranty	NR/BBB+	6.150	05/01/2030	250,000	234,838
Public Power Generation Agy Whelan Energy Rev AMBAC	A/A	5.000	01/01/2032	500,000	465,270
Public Power Generation Agy. Whelan Energy Center Bhac - Cr, AMBAC	Aaa/AAA	5.000	01/01/2027	250,000	249,955
Sarpy Cty., NE School Dist. #046 FSA	Aa-3/AAA	5.000	12/15/2022	200,000	200,598
Saunders Cty., NE G.O. FSA	Aa-3/AAA	5.000	11/01/2030	250,000	242,952
Saunders Cty., NE G.O. MBIA	Baa-1/AA	4.250	12/15/2021	515,000	514,918
Southern Public Power Dist.	NR/AA-	5.000	12/15/2023	250,000	251,245
University of NE Fac. Corp. Deferred Maintenance AMBAC	Aa/AA-	5.000	07/15/2020	500,000	544,330
Univ. of NE Board of Regents Student Facs.	Aa/AA-	5.000	05/15/2032	250,000	241,255
Univ. of NE Board of Regents (Heath & Rec. Proj.)	Aa/AA-	5.000	05/15/2033	600,000	579,594
Univ. of NE (U. of NE—Lincoln Student Fees) Rev.	Aa/AA-	5.125	07/01/2032	250,000	247,575
University of NE University Rev. Lincoln Student Facs.	Aa/AA-	5.000	07/01/2028	250,000	248,167
Washington Cnty S/D#1 (Blair)	NR/A	3.750	12/15/2013	130,000	133,809

TOTAL NEBRASKA MUNICIPAL BONDS (COST: $26,593,891)					$26,129,262

SHORT-TERM SECURITIES (2.0%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $548,328)				548,328	$548,328

TOTAL INVESTMENTS IN SECURITIES (COST: $27,142,219)					$26,677,590
OTHER ASSETS LESS LIABILITIES					297,084

NET ASSETS					$26,974,674

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$548,328
Level 2	—	other significant observable inputs	26,129,262
Level 3	—	significant unobservable inputs	0
Total			$26,677,590

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $27,142,219)	$26,677,590
Cash	48
Accrued interest receivable	350,503
Accrued dividends receivable	297
Receivable for Fund shares sold	66,000
Prepaid expenses	2,125
Total assets	$27,096,563

LIABILITIES
Dividends payable	$87,944
Accrued expenses	11,888
Payable to affiliates	22,057
Total liabilities	$121,889

NET ASSETS	$26,974,674

Net assets are represented by:
Paid-in capital	$30,560,225
Accumulated undistributed net realized gain (loss) on investments and futures	(3,154,661)
Accumulated undistributed net investment income (loss)	33,739
Unrealized appreciation (depreciation) on investments	(464,629)
Total amount representing net assets applicable to 2,757,733 outstanding shares of no par common stock (unlimited shares authorized)	$26,974,674

Net asset value per share	$9.78

Public offering price (based on sales charge of 4.25%)	$10.21

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$662,583
Dividends	8,825
Total investment income	$671,408

EXPENSES
Investment advisory fees	$66,594
Distribution (12b-1) fees	33,297
Administrative service fees	16,648
Transfer agent fees	26,638
Accounting service fees	18,659
Custodian fees	2,479
Professional fees	11,034
Trustees fees	2,509
Insurance expense	510
Reports to shareholders	1,486
Audit fees	3,793
Legal fees	3,105
Transfer agent out-of-pockets	874
License, fees, and registrations	1,389
Total expenses	$189,015
Less expenses waived or absorbed by the Fund's manager	(46,505)
Total net expenses	$142,510

NET INVESTMENT INCOME (LOSS)	$528,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$2,751
Net change in unrealized appreciation (depreciation) of investments	(706,415)
Net realized and unrealized gain (loss) on investments	$(703,664)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(174,766)

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$528,898	$1,043,423
Net realized gain (loss) on investment transactions	2,751	49,200
Net change in unrealized appreciation (depreciation) on investments	(706,415)	(330,857)
Net increase (decrease) in net assets resulting from operations	$(174,766)	$761,766

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.19 and $0.38 per share, respectively)	$(526,683)	$(1,039,415)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(526,683)	$(1,039,415)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,074,853	$1,513,172
Proceeds from reinvested dividends	361,397	707,111
Cost of shares redeemed	(989,290)	(3,094,308)
Net increase (decrease) in net assets resulting from capital share transactions	$446,960	$(874,025)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(254,489)	$(1,151,674)
NET ASSETS, BEGINNING OF PERIOD	27,229,163	28,380,837
NET ASSETS, END OF PERIOD	$26,974,674	$27,229,163

Undistributed net investment income	$33,739	$31,524

*Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 17, 1993 other than matters relating to organization and registration. On November 17, 1993, the Fund commenced its public offering of capital shares.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska state income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$1,039,415	$1,132,417
Ordinary income	0	0
Long-term capital gains	0	0
Return of capital	0	0
Total	$1,039,415	$1,132,417

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$31,524	$0	$0	($3,157,412)	$241,786	($2,884,102)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $3,157,412, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2009	$148,986
2010	$591,993
2011	$713,949
2012	$579,276
2013	$1,123,208

For the year ended July 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Fund did not defer to August 1, 2008, any post-October capital losses, post-October currency losses, or post-October passive foreign investment company losses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 2,757,733 and 2,715,976 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (Unaudited)	Year Ended July 31, 2008
Shares sold	108,569	149,795
Shares issued on reinvestment of dividends	37,217	69,816
Shares redeemed	(104,029)	(304,694)
Net increase (decrease)	41,757	(85,083)

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $20,089 of investment advisory fees after a partial waiver for the six months ended January 30, 2009. The Fund has a payable to the Adviser of $3,339 at January 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 1.07% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $33,297 of distribution fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Distributor of $5,587 at January 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $26,638 of transfer agency fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $4,470 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $18,659 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $3,117 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $16,648 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,794 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,439,877 and $690,500, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $27,142,219. The net unrealized depreciation of investments based on the cost was $464,629, which is comprised of $588,659 aggregate gross unrealized appreciation and $1,053,288 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Year Ended 7/30/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$10.13	$10.20	$10.11	$10.55	$10.62

Income from investment operations:
Net investment income (loss)	$.19	$.38	$.39	$.40	$.42	$.45
Net realized and unrealized gain (loss) on investment transactions	(.25)	(.10)	(.07)	.09	(.44)	(.07)
Total income (loss) from investment operations	$(.06)	$.28	$.32	$.49	$(.02)	$.38

Less Distributions:
Dividends from net investment income	$(.19)	$(.38)	$(.39)	$(.40)	$(.42)	$(.45)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total distributions	$(.19)	$(.38)	$(.39)	$(.40)	$(.42)	$(.45)

NET ASSET VALUE, END OF PERIOD	$9.78	$10.03	$10.13	$10.20	$10.11	$10.55

Total Return[2]	(1.09%)[3]	2.79%	3.16%	4.90%	(0.18%)	3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,975	$27,229	$28,381	$30,742	$32,488	$34,682
Ratio of net expenses (after expense assumption) to average net assets4	1.07%[3]	1.07%	1.07%	1.03%	0.98%	0.95%
Ratio of net investment income to average net assets	3.95%[3]	3.74%	3.81%	3.89%	4.07%	4.18%
Portfolio turnover rate	2.68%	10.42%	17.42%	14.63%	4.36%	8.95%

1Unaudited.

2Excludes any applicable sales charges.

3Annualized.

4During the periods indicated above, the Adviser assumed and/or waived expenses of $46,505, $98,742, $81,123, $66,312, $84,449, and $93,640, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.42%, 1.43%, 1.34%, 1.24%, 1.22%, and 1.21%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]	Integrity Managed Portfolios
NEW HAMPSHIRE MUNICIPAL FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the New Hampshire Municipal Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal income and state interest and dividend taxes with stability of principal. New Hampshire Municipal Fund began the period at $10.32 and ended the period at $10.29 for a total return of 1.12%*. This compares to the Barclays Capital Municipal Bond Index's return of 0.70%.

The Fund's average portfolio maturity is 10.0 years with an average portfolio coupon of 4.88%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 9.1%, AA 55.4%, A 32.9%, and BBB 2.6%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, federally tax-exempt issues. Some purchases throughout the period were: NH Health (Conway Hospital), 5.25% coupon, due 2016; Manchester Water Works, 5.00% coupon, due 2034 and NH Turnpike System, 5.125% coupon, due 2019.

Income exempt from federal income taxes and New Hampshire state interest and dividend taxes with preservation of capital remain the primary objectives of the Fund

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Terms and Definitions (unaudited)

Appreciation:

Increase in the value of an asset

Average Annual Total Return:

A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis assuming all distributions are reinvested

Coupon Rate or Face Rate:

Rate of interest payable annually based on the face amount of the bond (expressed as a percentage)

Depreciation:

Decrease in the value of an asset

Barclays Capital Municipal Bond Index:

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market; the index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund

Market Value:

Actual (or estimated) price at which a bond trades in the marketplace

Maturity:

Measure of the term or life of a bond in years; when a bond "matures", the issuer repays the principal

Net Asset Value:

The value of all of a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Quality Ratings:

A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; "AAA", "AA", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return:

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	9.1%
AA	55.4%
A	32.9%
BBB	2.6%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

T—Transportation	36.0%
HC—Health Care	14.8%
G—General Obligation	14.4%
W—Water/Sewer	9.4%
O—Other	8.9%
S—School	6.8%
I—Industrial	5.1%
H—Housing	4.6%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/31/08	Ending Account Value 1/30/09	Expenses Paid During Period*
Actual	$1,000.00	$1,011.17	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of 1.12% for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
New Hampshire Municipal Fund	1 year	3 year	5 year	10 year	Since Inception (December 31, 1992)
Without sales charge	0.87%	3.46%	2.28%	3.11%	4.36%
With sales charge (4.25%)	(3.46%)	1.98%	1.39%	2.66%	4.09%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (December 31, 1992)
	(0.16%)	3.00%	3.34%	4.51%	5.56%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	New Hampshire Municipal Fund without sales charge	New Hampshire Municipal Fund with max. sales charge	Barclays Capital Municipal Bond Index
7/31/1998	$10,000	$9,573	$10,000
1999	$10,267	$9,829	$10,288
2000	$10,631	$10,177	$10,732
2001	$11,413	$10,926	$11,815
2002	$12,009	$11,496	$12,608
2003	$12,289	$11,765	$13,061
2004	$12,872	$12,322	$13,816
2005	$12,639	$12,100	$14,695
2006	$13,114	$12,554	$15,071
2007	$13,511	$12,934	$15,713
2008	$14,013	$13,415	$16,160
1/30/2009	$14,170	$13,565	$16,273

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in New Hampshire municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1- and 3-year periods were above its index and median for its peer group. The Fund returns for the 5- and 10-year performance was below both its index and the median for its peer group. The Fund has positive returns for the year-to-date, 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and New Hampshire state interest and dividend taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. At times, the Adviser is reimbursing the Fund for expenses paid above the voluntary expense cap. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEW HAMPSHIRE MUNICIPAL BONDS (93.8%)

#Belknap Cty., NH G.O. MBIA	A-1/AA	5.200%	06/15/2013	$225,000	$227,070
Concord, NH G.O.	Aa/AA	4.600	10/15/2014	100,000	108,349
*Derry, NH FSA	Aa-3/NR	4.800	02/01/2018	115,000	121,484
Gorham, NH G.O. FSA	Aa-3/NR	4.850	04/01/2014	65,000	66,115
#Hampton, NH G.O. XLCA	A-1/NR	4.000	12/15/2020	200,000	188,778
Hillsborough, NH G.O. XLCA	NR/A	4.000	11/01/2020	100,000	96,549
Hillsborough, NH G.O. XLCA	NR/A	4.000	11/01/2021	100,000	94,389
Manchester, NH Public Improvement	Aa/NR	5.875	05/01/2019	50,000	51,112
*Manchester, NH School Facs. Rev. MBIA	Aa-3/AA	5.250	06/01/2009	250,000	253,543
Manchester, NH Water Rev. FGIC	Aa-3/AA	5.000	12/01/2028	100,000	99,389
Manchester, NH Water Works Rev.	Aa-3/AA	5.000	12/01/2034	250,000	249,383
Merrimack Cty., NH G.O. FSA	NR/AAA	4.250	12/01/2019	100,000	107,127
Merrimack Cty., NH G.O. FSA	NR/AAA	4.500	12/01/2027	100,000	96,619
Nashua, NH G.O.	Aa/AA+	5.250	09/15/2017	100,000	108,009
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.100	10/01/2010	100,000	104,130
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.200	10/01/2011	60,000	63,159
*New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.500	10/01/2015	120,000	125,161
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.625	10/01/2016	20,000	21,033
#New Hampshire Hlth. & Educ. Facs. Auth. (Univ. Sys. of NH) AMBAC	A-1/A+	5.500	07/01/2013	40,000	43,854
New Hampshire Hlth. & Educ. Facs. Auth. (Univ. Sys. of NH) AMBAC	A-1/A+	5.500	07/01/2013	95,000	103,999
New Hampshire Health & Ed. Conway Hosp.	Baa-3/NR	5.250	06/01/2016	100,000	88,726
*New Hampshire State Capital Improvement G.O.	Aa/AA	5.000	04/15/2013	250,000	281,970
New Hampshire State Capital Improvement G.O.	Aa/AA	4.750	03/01/2027	100,000	100,226
New Hampshire State Hsg. Single Fam. Rev.	Aa/NR	4.900	07/01/2025	200,000	161,638
New Hampshire State Turnpike System FSA	Aa-3/AAA	5.125	10/01/2019	100,000	106,864
Portsmouth, NH G.O. MBIA	Aa/AA	4.000	08/01/2019	100,000	104,748
*Rochester, NH G.O. MBIA	A-3/NR	4.750	07/15/2020	300,000	308,367

TOTAL NEW HAMPSHIRE MUNICIPAL BONDS					$3,481,791

GUAM MUNICIPAL BONDS (0.2%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750%	09/01/2031	$10,000	$8,467

TOTAL MUNICIPAL BONDS (COST: $3,484,823)					$3,490,258

SHORT-TERM SECURITIES (8.2%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (Cost: $305,693)				305,693	$305,693

TOTAL INVESTMENTS IN SECURITIES (COST: $3,790,516)					$3,795,951
OTHER ASSETS LESS LIABILITIES					(85,996)

NET ASSETS					$3,709,955

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$305,693
Level 2	—	other significant observable inputs	3,490,258
Level 3	—	significant unobservable inputs	0
Total			$3,795,951

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $3,790,516)	$3,795,951
Accrued interest receivable	36,829
Accrued dividends receivable	217
Receivable due from manager	5,109
Prepaid expenses	578
Total assets	$3,838,684

LIABILITIES
Dividends payable	$7,171
Accrued expenses	5,587
Payable to affiliates	6,993
Disbursements in excess of demand deposit cash	108,978
Total liabilities	$128,729

NET ASSETS	$3,709,955

Net assets are represented by:
Paid-in capital	$3,850,083
Accumulated undistributed net realized gain (loss) on investments and futures	(148,062)
Accumulated undistributed net investment income (loss)	2,499
Unrealized appreciation (depreciation) on investments	5,435
Total amount representing net assets applicable to 360,382 outstanding shares of no par common stock (unlimited shares authorized)	$3,709,955

Net asset value per share	$10.29

Public offering price (based on sales charge of 4.25%)	$10.75

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$67,842
Dividends	3,152
Total investment income	$70,994

EXPENSES
Investment advisory fees	$9,106
Distribution (12b-1) fees	4,553
Administrative service fees	12,000
Transfer agent fees	12,000
Accounting service fees	12,911
Custodian fees	840
Professional fees	2,950
Trustees fees	995
Insurance expense	72
Reports to shareholders	567
Audit fees	2,019
Legal fees	374
Transfer agent out-of-pockets	138
License, fees, and registrations	926
Total expenses	$59,451
Less expenses waived or absorbed by the Fund's manager	(39,965)
Total net expenses	$19,486

NET INVESTMENT INCOME (LOSS)	$51,508

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$0
Net change in unrealized appreciation (depreciation) of investments	(10,737)
Net realized and unrealized gain (loss) on investments	$(10,737)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,771

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$51,508	$112,641
Net realized gain (loss) on investment transactions	0	(529)
Net change in unrealized appreciation (depreciation) on investments	(10,737)	30,921
Net increase (decrease) in net assets resulting from operations	$40,771	$143,033

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.14 and $0.30 per share, respectively)	$(51,031)	$(112,395)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(51,031)	$(112,395)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$24,027	$219,028
Proceeds from reinvested dividends	25,289	54,708
Cost of shares redeemed	(10,000)	(811,941)
Net increase (decrease) in net assets resulting from capital share transactions	$39,316	$(538,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$29,056	$(507,567)
NET ASSETS, BEGINNING OF PERIOD	3,680,899	4,188,466
NET ASSETS, END OF PERIOD	$3,709,955	$3,680,899

Undistributed net investment income	$2,499	$2,022

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and New Hampshire state interest and dividend tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of New Hampshire municipal securities.

On December 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was part of the Forum Funds and was named the New Hampshire TaxSaver Bond. The New Hampshire TaxSaver Bond Fund commenced operations on December 31, 1992. The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the 1940 Act.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$112,395	$148,272
Ordinary income	0	0
Long-term capital gains	0	0
Return of capital	0	0
Total	$112,395	$148,272

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$2,022	$0	$0	($148,062)	$16,171	($129,869)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $148,062, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2013	$147,534
2016	$528

For the year ended July 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Fund did not defer to August 1, 2008, any post-October capital losses, post-October currency losses, or post-October passive foreign investment company losses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 360,382 and 356,507 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (Unaudited)	Year Ended July 31, 2008
Shares sold	2,380	20,945
Shares issued on reinvestment of dividends	2,491	5,298
Shares redeemed	(996)	(78,615)
Net increase (decrease)	3,875	(52,372)

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized no advisory fees due to fees being fully waived for the six months ended January 30, 2009. The Fund does not have a payable to the Adviser at January 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 1.07% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $4,553 of distribution fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Distributor of $770 at January 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $12,000 of transfer agency fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,000 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $12,911 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,154 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $12,000 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $2,000 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $446,567 and $245,000, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $3,790,516. The net unrealized appreciation of investments based on the cost was $5,435, which is comprised of $68,411 aggregate gross unrealized appreciation and $62,976 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Four Months Ended 7/30/04	Year Ended 3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.32	$10.24	$10.25	$10.20	$10.82	$10.73	$10.88

Income from investment operations:
Net investment income (loss)	$.14	$.30	$.32	$.33	$.33	$.11	$.37
Net realized and unrealized gain (loss) on investment transactions	(.03)	.08	(.01)	.05	(.52)	.09	(.15)
Total income (loss) from investment operations	$.11	$.38	$.31	$.38	$(.19)	$.20	$.22

Less Distributions:
Dividends from net investment income	$(.14)	$(.30)	$(.32)	$(.33)	$(.33)	$(.11)	$(.37)
Distributions from net realized gains	.00	.00	.00	.00	(.10)	.00	.00
Total distributions	$(.14)	$(.30)	$(.32)	$(.33)	$(.43)	$(.11)	$(.37)

NET ASSET VALUE, END OF PERIOD	$10.29	$10.32	$10.24	$10.25	$10.20	$10.82	$10.73

Total Return[2]	2.23%[3]	3.72%	3.02%	3.76%	(1.81%)	5.69%[3]	2.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,710	$3,681	$4,188	$5,317	$6,363	$7,962	$8,175
Ratio of net expenses (after expense assumption) to average net assets[4]	1.07%[3]	1.07%	1.07%	1.03%	0.98%	0.95%[3]	0.95%
Ratio of net investment income to average net assets	2.80%[3]	2.87%	3.09%	3.19%	3.14%	3.12%[3]	3.44%
Portfolio turnover rate	7.41%	12.56%	11.83%	8.10%	17.94%	10.02%	41.53%

1Unaudited.

2Excludes any applicable sales charges.

3Annualized

4During the periods indicated above, the Adviser assumed and/or waived expenses of $39,965, $83,438, $79,544, $69,311, $64,102, and $23,856, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 3.26%, 3.20%, 2.72%, 2.22%, 1.80%, and 1.84%, respectively. For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $62,210. For the period from 12/20/2003 through 3/31/2004, Integrity Money Management assumed/waived expenses of $21,859. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets for the year would have been 1.86%.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]	Integrity Managed Portfolios
OKLAHOMA MUNICIPAL FUND
1 Main Street North • Minot, North Dakota 58703
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.±
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

Enclosed is the report of the operations for the Oklahoma Municipal Fund (the "Fund") for the six months ended January 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with two year yields at 0.95%, five year yields at 1.88%, ten year yields at 2.85% and the thirty year bond at 3.59% at year end.

Finally, the U.S. Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to 0.25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The municipal markets were not immune to the year's financial crises.

At the beginning of the year insurers of municipal debt saw their AAA ratings downgraded. Many municipal bonds that were insured started trading as if they didn't have insurance. As the financial crisis worsened, issuers of short-term municipal auction rate securities saw their markets frozen and the failure of repurchase of these securities caused rapid rises in yields in excess of ten percent.

These events caused the tax equivalent yield of municipals to U.S. Treasuries of similar maturity, which is normally 85%-90%, to rise to 120%. As events continued to unfold during the period those tax equivalent yields approached, and in some cases, exceeded 200% of U.S. Treasuries.

While the recent government actions have helped ease the credit markets, the outcome of all these efforts may take awhile to be realized, but the latest actions here and abroad mark a significant turning point in stabilizing the economy and capital markets.

Through all of this turmoil our commitment to you remains unchanged, to provide high current income exempt from federal and state income tax with stability of principal. Oklahoma Municipal Fund began the period at $10.75 and ended the period at $10.30 for a total return of (2.24%)*. This compares to the Barclays Capital Municipal Bond Index's return of 0.70%.

The Fund's average portfolio maturity is 18.3 years with an average portfolio coupon of 5.01%. While the downgrade of secondary insurers has had an impact on the share price of the Fund, overall portfolio quality at the end of the period was as follows: AAA 18.3%, AA 55.9%, A 14.9%, BBB 5.6% and NR 5.3%.

An important part of the Fund's overall strategy includes searching the new issue and secondary markets for high quality, double exempt issues. Some purchases throughout the period were: University of Oklahoma Science Center, 5.00% coupon, due 2036; Oklahoma City Utility, 5.00% coupon, due 2034 and Oklahoma Housing Finance Agency, 5.1% coupon, due 2017.

Income exempt from federal and Oklahoma state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery
Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

Proxy Voting of Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Quarterly Portfolio Schedule

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

Shareholder Inquiries and Mailings

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

Composition January 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	18.3%
AA	55.9%
A	14.9%
BBB	5.6%
NR	5.3%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment Adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

S—School	34.8%
T—Transportation	21.2%
U—Utilities	20.3%
O—Other	12.2%
H—Housing	5.4%
HC—Health Care	3.1%
W/S—Water/Sewer	3.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Disclosure of Fund Expenses (unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2008 to January 30, 2009.

Actual expenses: The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes: The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, had these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/08	Ending Account Value 01/30/09	Expenses Paid During Period*
Actual	$1,000.00	$977.56	$5.29

Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of (2.24%) for the six-month period of July 31, 2008 to January 30, 2009.

Average Annual Total Returns (unaudited)

	For periods ending January 30, 2009
Oklahoma Municipal Fund	1 year	3 year	5 year	10 year	Since Inception (September 25, 1996)
Without sales charge	(4.61%)	1.59%	1.90%	2.73%	3.53%
With sales charge (4.25%)	(8.68%)	0.12%	1.01%	2.28%	3.16%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (September 25, 1996)
	(0.16%)	3.00%	3.34%	4.51%	5.34%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Comparative Index Graph (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Oklahoma Municipal Fund without sales charge	Oklahoma Municipal Fund with max. sales charge	Barclays Capital Municipal Bond Index
7/31/1998	$10,000	$9,574	$10,000
1999	$10,425	$9,980	$10,288
2000	$10,412	$9,969	$10,732
2001	$11,430	$10,943	$11,815
2002	$12,054	$11,540	$12,608
2003	$12,087	$11,572	$13,061
2004	$12,531	$11,997	$13,816
2005	$12,909	$12,359	$14,695
2006	$13,476	$12,901	$15,071
2007	$13,894	$13,301	$15,713
2008	$14,034	$13,436	$16,160
1/30/2009	$13,719	$13,134	$16,273

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Capital Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Oklahoma municipal bonds. The Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Board Approval of Investment Advisory Agreement (unaudited)

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, administrative, and accounting services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The approval and continuation of the Fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board of Trustees (the "Board") requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board, including a majority of the Independent Trustees of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement") between the Fund and Integrity Money Management.

The Trustees, including a majority of the Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory persons), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information from the Adviser that they believed to be reasonably necessary to reach their conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following:

(a)	the nature and quality of services to be provided by the Adviser to the Fund;
(b)	the various personnel furnishing such services, their duties and qualifications;
(c)	the Fund's investment performance as compared to standardized industry performance data;
(d)	the Adviser's costs and profitability of furnishing the investment management services to the Fund;
(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and the sharing thereof with the Fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the Fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things: the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to voluntarily limit Fund expenses and the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent, and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sectors funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. The Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Adviser has historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1-, 3-, 5-, and 10-year periods were below the index but at or above the median for its peer group. The Fund has had positive returns for the 1-year, 3-year, 5-year, 10-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Oklahoma state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year-to-date and a 12-month profit analysis spreadsheet completed by the controller of the Adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realized economies of scale as the Fund grows larger, but the size of the Fund has not yet reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be considered if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the Fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called "fallout" benefits or indirect profits to the Adviser from its relationship to the Fund: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including: the nature, quality, and resources of the Adviser; the strategic plan involving the Fund; and the potential for increased distribution and growth of the Fund. They determined that after considering all the relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Company shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the portfolio manager generally does not trade securities in his personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments January 30, 2009 (unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

OKLAHOMA MUNICIPAL BONDS (97.5%)

Claremore, OK Student Hsg. Rev. (Rogers University) ACA	NR/NR	5.750%	09/01/2034	$500,000	$355,600
Drumright, OK Utility Sys. Rev. Assured Guaranty Ins.	NR/AAA	4.750	02/01/2036	950,000	894,900
Durant, OK Community Fac. Auth. Sales Tax Rev. XLCA	NR/A	5.500	11/01/2019	500,000	522,525
Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.375	12/01/2019	200,000	166,192
#Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.500	12/01/2028	865,000	616,114
Edmond Public Works Auth. AMBAC	Baa-1/A	4.850	01/01/2024	155,000	155,665
Edmond Public Works Auth. AMBAC	Baa-1/A+	4.750	07/01/2024	250,000	243,125
Edmond Public Works Sales Tax & Utility Rev. AMBAC	Baa-1/A+	4.750	07/01/2023	200,000	200,464
Garfield Cty., Criminal Justice Auth. (Enid, OK) Rev. MBIA	Baa-1/NR	4.500	04/01/2018	250,000	236,495
Jenks Aquarium Auth. Rev. MBIA	Baa-1/AA	5.250	07/01/2029	500,000	476,790
McAlester, OK Public Works Auth. FSA	Aa-3/NR	5.100	02/01/2030	100,000	100,965
McClain Cty., OK Econ. Dev. Auth. Ed. Lease Rev. (Purcell Schools) Assured GTY	NR/AAA	4.250	09/01/2020	585,000	601,509
Midwest City, OK Capital Impvt. MBIA	Baa-1/AA	5.375	09/01/2024	500,000	512,270
Norman, OK (Regl. Hospital) Auth. Radian	A-3/BBB+	5.250	09/01/2016	180,000	188,420
Norman, OK Utilities Auth. Utility Rev. FGIC	A/NR	4.000	11/01/2022	265,000	231,279
OK Agric. & Mech. Colleges (OK St. Univ.) Athletic Facs. AMBAC	A-1/NR	5.000	08/01/2024	300,000	300,000
Oklahoma City, OK MBIA	Aa-1/AA+	4.250	03/01/2022	110,000	110,009
Oklahoma City Airport Trust Jr. Lien Refunding Series B. AMBAC	A/A+	5.000	07/01/2019	250,000	268,053
Oklahoma City Airport Trust Jr. Lien Refunding Series B AMBAC	A/A+	5.000	07/01/2021	250,000	257,633
Oklahoma City, OK Public Auth. (OKC Fairgrounds Fac.) FGIC	A/AA	5.500	10/01/2019	250,000	271,685
Oklahoma City, OK Water Utility Trust (Water & Sewer) Rev. FGIC	Aa/AAA	5.000	07/01/2029	425,000	423,088
Oklahoma City, OK Water Utility Rev. FGIC	Aa/AAA	5.000	07/01/2034	250,000	239,160
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aa-3/AAA	5.100	03/01/2016	140,000	140,279
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aa-3/AAA	5.150	03/01/2021	100,000	100,083
OK Board of Regents (Univ. of Central OK) AMBAC	Baa-1/A	5.600	08/01/2020	150,000	158,522
OK Board of Regents (Univ. of Central OK) AMBAC	Baa-1/A	5.700	08/01/2025	390,000	401,805
OK Devl. Finance Auth. (DHS Lease Rev.) Series 2000A MBIA	Baa-1/NR	5.600	03/01/2015	280,000	281,462
OK Devl. Finance Auth. (Lease Rev.) Law Enforcement MBIA	A/AA	5.100	06/01/2027	120,000	121,039
OK Devl. Finance Auth. (OK State Syst. Higher Ed.) AMBAC	A-1/AA	4.900	12/01/2022	200,000	204,506
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	NR/AA	4.600	04/01/2022	250,000	253,340
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	NR/AA	4.650	04/01/2023	250,000	251,265
OK Devl. Finance Auth. OK State Higher Ed (Master Lease) FSA	Aa-3/AAA	4.500	06/01/2026	250,000	240,175
OK Housing Finance Agency Single Family Homeownership	Aaa/NR	5.250	09/01/2021	85,000	75,461
*OK Housing Finance Agency Single Family Homeownership GNMA	Aaa/NR	5.375	03/01/2020	70,000	70,085
OK Housing Finance Agency Single Family Homeownership GNMA/FNMA	Aaa/NR	5.850	09/01/2020	30,000	29,719
Oklahoma Housing Finance GNMA / FNMA	Aaa/NR	5.050	09/01/2023	985,000	830,680
Oklahoma Housing Finance FNMA / GNMA	Aaa/NR	5.150	09/01/2029	490,000	382,783
Oklahoma Housing Finance GNMA / FNMA	Aaa/NR	5.200	09/01/2032	495,000	375,537
Oklahoma Housing Fin. Agy. Single Family Mtg. Rev.	Aaa/NR	5.100	03/01/2017	100,000	97,955
Oklahoma Housing Fin. Agy. Single Family Mtg. Rev.	Aaa/NR	5.100	09/01/2017	100,000	97,154
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref.—Unrefunded	A-1/AA-	5.750	02/15/2025	125,000	125,516
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref. Unrefunded	A-1/AA-	6.000	02/15/2029	100,000	100,204
OK Devl. Finance Auth. (St. John Health Syst.) MBIA	A-1/AA	5.750	02/15/2025	50,000	50,136
OK Devl. Finance Auth. (St. Ann's Retirement Village) Rev. MBIA	Baa-1/NR	5.000	12/01/2028	500,000	427,340
OK Devl. Finance Auth. (Seminole State College)	NR/AA+	5.125	12/01/2027	150,000	151,753
OK Devl. Finance Auth. (Langston Univ. Stadium)	NR/AA+	5.000	07/01/2027	250,000	253,280
OK Capital Impvt. Auth. (State Highway) Rev. MBIA	Baa-1/AA	5.000	06/01/2014	250,000	284,230
OK Capital Impvt. Auth. (Higher Ed. Project) Rev. AMBAC	A-1/AA	5.000	07/01/2022	500,000	515,245
OK Capital Impvt. Auth. (Higher Ed. Project) AMBAC	A-1/AA	5.000	07/01/2024	250,000	251,780
*OK Capital Impvt. Auth. (Higher Ed. Project) Rev. AMBAC	A-1/AA	5.000	07/01/2030	2,000,000	1,948,360
OK Capital Impvt. Auth. (Supreme Court Proj.) CIFG	A-1/AA	4.500	07/01/2026	500,000	470,795
OK Capital Impvt. Auth. (OK St. Bureau of Investigation) FSA	Aa-3/AAA	4.375	07/01/2022	100,000	100,418
OK Capital Impvt. Auth. (OK St. Bureau of Investigation) FSA	Aa-3/AAA	4.375	07/01/2023	100,000	98,224
OK Capital Impvt. Auth. (OK St. Bureau of Investigation) FSA	Aa-3/AAA	4.500	07/01/2024	200,000	198,702
OK Municipal Power Auth. Rev. MBIA	A/AA	5.750	01/01/2024	2,230,000	2,506,119
OK Municipal Power Auth. Power Supply Rev. FGIC	A/AA	4.250	01/01/2037	250,000	196,742
*OK Municipal Power Auth. Power Supply Rev. FGIC	A/AA	4.500	01/01/2047	1,100,000	867,713
OK State Student Loan Auth.	A/NR	6.350	09/01/2025	280,000	268,290
*OK State Student Loan Auth.	Aaa/AAA	5.625	06/01/2031	685,000	557,926
OK State Student Loan Auth. MBIA	A/AA	5.300	12/01/2032	450,000	358,434
OK Water Resources Board Rev. AMBAC	Aaa/AAA	4.750	04/01/2024	100,000	102,161
*OK State Water (Loan Program) Rev.	NR/AAA	5.100	09/01/2016	40,000	40,211
OK State Water Resources Loan Rev.	NR/AAA	5.100	10/01/2027	500,000	509,400
OK Transportation Auth. Turnpike Sys. Rev. Prerefunded AMBAC	Aa-3/AA-	5.000	01/01/2021	10,000	11,006
OK Transportation Auth. Turnpike Sys. Rev. Unrefunded AMBAC	Aa-3/AA-	5.000	01/01/2021	90,000	92,792
#Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Baa-1/AA	5.125	08/01/2030	750,000	754,485
Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Baa-1/AA	4.800	10/01/2027	500,000	503,775
Rural Enterprises, OK Inc. OK Govt. Fin. (Cleveland Cty. Hlth.) MBIA	Baa-1/NR	5.000	11/01/2021	250,000	234,482
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. Series A ACA	NR/NR	5.625	12/01/2020	140,000	119,084
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. Series A ACA	NR/NR	5.700	12/01/2025	220,000	173,039
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. ACA	NR/NR	5.750	12/01/2030	250,000	183,682
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/NR	5.550	11/01/2021	250,000	204,327
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/NR	5.650	11/01/2031	375,000	274,110
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/NR	5.550	11/01/2021	250,000	202,937
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/NR	5.650	11/01/2031	250,000	177,452
Sapulpa Municipal Authority Utility Rev. FSA	Aa-3/AAA	5.125	01/01/2032	250,000	251,805
Texas Cty., OK Dev. Auth. (OPSU Student Hsg.) ACA	NR/NR	5.250	11/01/2023	250,000	186,465
Tulsa Cty, OK Indl. Auth. Recreation Facs.	NR/AA-	4.700	09/01/2024	500,000	496,050
Tulsa, OK General Obligation	Aa/AA	4.500	03/01/2023	700,000	714,140
Tulsa, OK General Obligation	Aa/AA	4.500	03/01/2026	1,035,000	1,014,466
Tulsa, Oklahoma Unlimited GO MBIA	Aa/AA	4.250	03/01/2024	500,000	484,690
City of Tulsa, OK MBIA	Aa/AA	4.250	03/01/2025	1,000,000	960,550
Tulsa Metropolitan Util. Auth. Utility Revs XLCA	Aa/AA	4.250	05/01/2026	650,000	591,396
Tulsa Metropolitan Util. Auth. Utility Revs XLCA	Aa/AA	4.500	05/01/2027	910,000	848,111
Tulsa Oklahoma Public Facs. Auth. XLCA	Aa-3/NR	5.250	11/15/2036	1,000,000	968,960
Tulsa Oklahoma Pub. Facs. Auth. XLCA	Aa-3/NR	4.750	11/15/2037	500,000	447,540
University of OK Board of Regents (Research Fac.) Rev. AMBAC	A/NR	4.800	03/01/2028	670,000	639,649
University of OK Board of Regents (Multi Facs.) Rev. MBIA	A-1/NR	4.750	06/01/2029	250,000	221,782
OK Board of Regents (Univ. of OK) FGIC	NR/AA	4.125	07/01/2026	500,000	444,355
Board of Regents (OK Univ. Science Center)	NR/AA	5.000	07/01/2036	1,000,000	949,340
University of OK Board of Regents Student Hsg. Rev. FGIC	A-1/NR	5.000	11/01/2027	1,000,000	937,400
University of OK Student Hsg. (Cameron Univ.) Rev. AMBAC	Baa-1/A	5.500	07/01/2023	250,000	262,135

TOTAL OKLAHOMA MUNICIPAL BONDS (COST: $37,725,903)					$35,216,775

SHORT-TERM SECURITIES (1.5%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $545,210)				545,210	$545,210

TOTAL INVESTMENTS IN SECURITIES (COST: $38,271,113)					$35,761,985
OTHER ASSETS LESS LIABILITIES					342,222

NET ASSETS					$36,104,207

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1	—	quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3	—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of January 30, 2009:

Valuation Inputs			Investments in Securities
Level 1	—	quoted prices	$545,210
Level 2	—	other significant observable inputs	35,216,775
Level 3	—	significant unobservable inputs	0
Total			$35,761,985

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities January 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $38,271,113)	$35,761,985
Accrued interest receivable	480,483
Accrued dividends receivable	368
Prepaid expenses	1,805
Receivable for Fund shares sold	30,000
Total assets	$36,274,641

LIABILITIES
Dividends payable	$119,903
Payable for Fund shares redeemed	614
Accrued expenses	16,299
Payable to affiliates	33,618
Total liabilities	$170,434

NET ASSETS	$36,104,207

Net assets are represented by:
Paid-in capital	$41,012,494
Accumulated undistributed net realized gain (loss) on investments and futures	(2,408,624)
Accumulated undistributed net investment income (loss)	9,465
Unrealized appreciation (depreciation) on investments	(2,509,128)
Total amount representing net assets applicable to 3,506,041 outstanding shares of no par common stock (unlimited shares authorized)	$36,104,207

Net asset value per share	$10.30

Public offering price (based on sales charge of 4.25%)	$10.76

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Operations For the six months ended January 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$962,810
Dividends	7,161
Total investment income	$969,971

EXPENSES
Investment advisory fees	$95,698
Distribution (12b-1) fees	47,849
Administrative service fees	23,925
Transfer agent fees	38,279
Accounting service fees	21,570
Custodian fees	3,514
Professional fees	15,642
Trustees fees	3,288
Insurance expense	879
Reports to shareholders	1,486
Audit fees	4,483
Legal fees	3,660
Transfer agent out-of-pockets	391
License, fees, and registrations	915
Total expenses	$261,579
Less expenses waived or absorbed by the Fund's manager	(56,785)
Total net expenses	$204,794

NET INVESTMENT INCOME (LOSS)	$765,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(135,424)
Net change in unrealized appreciation (depreciation) of investments	(1,707,711)
Net realized and unrealized gain (loss) on investments	$(1,843,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,077,958)

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended January 30, 2009*	Year Ended July 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$765,177	$1,728,185
Net realized gain (loss) on investment transactions	(135,424)	191,550
Net change in unrealized appreciation (depreciation) on investments	(1,707,711)	(1,430,856)
Net increase (decrease) in net assets resulting from operations	$(1,077,958)	$488,879

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.20 and $0.39 per share, respectively)	$(764,396)	$(1,723,635)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(764,396)	$(1,723,635)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,161,790	$7,697,361
Proceeds from reinvested dividends	492,300	968,322
Cost of shares redeemed	(5,733,152)	(13,252,678)
Net increase (decrease) in net assets resulting from capital share transactions	$(4,079,062)	$(4,586,995)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(5,921,416)	$(5,821,751)
NET ASSETS, BEGINNING OF PERIOD	42,025,623	47,847,374
NET ASSETS, END OF PERIOD	$36,104,207	$42,025,623

Undistributed net investment income	$9,465	$8,684

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

Note 1: Organization

The Fund is an investment portfolio of Integrity Managed Portfolios (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Trust is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to September 25, 1996 other than matters relating to organization and registration. On September 25, 1996, the Fund commenced its public offering of capital shares.

The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Oklahoma state income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by the Adviser. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following:

•	yields or prices of municipal bonds of comparable quality;
•	type of issue, coupon, maturity, and rating;
•	indications as to value from dealers; and
•	general market conditions.

Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the schedule of investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required. Distributions during the year ended July 31, 2008 were characterized as tax-exempt for tax purposes.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing this standard and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Tax-exempt income	$1,723,635	$1,644,054
Ordinary income	0	0
Long-term capital gains	0	0
Return of capital	0	0
Total	$1,723,635	$1,644,054

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$8,684	$0	$0	($2,273,200)	($801,417)	($3,065,933)

The Fund has unexpired net capital loss carryforwards for tax purposes as of July 31, 2008 totaling $2,273,200, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the following table.

Year	Unexpired Capital Losses
2010	$165,920
2011	$412,304
2012	$547,833
2013	$1,147,143

For the year ended July 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. The Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended July 31, 2008.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: Capital Share Transactions

As of January 30, 2009, there were unlimited shares of no par authorized; 3,506,041 and 3,909,928 shares were outstanding at January 30, 2009 and July 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended January 30, 2009 (Unaudited)	Year Ended July 31, 2008
Shares sold	112,204	698,432
Shares issued on reinvestment of dividends	47,922	88,436
Shares redeemed	(564,013)	(1,214,782)
Net increase (decrease)	(403,887)	(427,914)

Note 4: Investment Advisory Fees and Other Transactions with Affiliates

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $38,913 of investment advisory fees after a partial waiver for the six months ended January 30, 2009. The Fund has a payable to the Adviser of $6,018 at January 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

Under the terms of the Advisory Agreement, the Adviser has agreed to pay all the expenses of the Fund (excluding taxes, brokerage fees, and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The Adviser and Distributor may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 1.07% for the six months ended January 30, 2009. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $47,849 of distribution fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Distributor of $7,575 at January 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $38,279 of transfer agency fees and expenses for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $6,060 at January 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $21,570 of accounting service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $3,515 at January 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund has recognized $23,925 of administrative service fees for the six months ended January 30, 2009. The Fund has a payable to Integrity Fund Services of $3,788 at January 30, 2009 for administrative service fees.

Note 5: Investment Security Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,000,000 and $4,460,710, respectively, for the six months ended January 30, 2009.

Note 6: Investment in Securities

At January 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $38,271,113. The net unrealized depreciation of investments based on the cost was $2,509,128, which is comprised of $212,584 aggregate gross unrealized appreciation and $2,721,712 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: Recently Issued Accounting Pronouncements

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard during the fiscal year ended July 31, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/30/09[1]	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/29/05	Year Ended 7/30/04
NET ASSET VALUE, BEGINNING OF PERIOD	$10.75	$11.03	$11.08	$11.00	$11.07	$11.09

Income from investment operations:
Net investment income (loss)	$.20	$.39	$.39	$.39	$.40	$.42
Net realized and unrealized gain (loss) on investment transactions	(.45)	(.28)	(.05)	.08	(.07)	(.02)
Total income (loss) from investment operations	$(.25)	$.11	$.34	$.47	$.33	$.40

Less Distributions:
Dividends from net investment income	$(.20)	$(.39)	$(.39)	$(.39)	$(.40)	$(.42)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total distributions	$(.20)	$(.39)	$(.39)	$(.39)	$(.40)	$(.42)

NET ASSET VALUE, END OF PERIOD	$10.30	$10.75	$11.03	$11.08	$11.00	$11.07

Total Return[2]	(4.49%)[3]	1.01%	3.10%	4.39%	3.02%	3.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$36,104	$42,026	$47,847	$43,563	$34,887	$35,472
Ratio of net expenses (after expense assumption) to average net assets4	1.07%[3]	1.07%	1.07%	1.03%	0.98%	0.93%
Ratio of net investment income to average net assets	3.99%[3]	3.55%	3.50%	3.55%	3.60%	3.77%
Portfolio turnover rate	2.66%	10.37%	11.97%	4.65%	8.69%	10.70%

1Unaudited.

2Excludes any applicable sales charges.

3Annualized.

4During the periods indicated above, the Adviser assumed and/or waived expenses of $56,785, $135,321, $98,960, $60,854, $81,636, and $87,525, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.37%, 1.35%, 1.28%, 1.19%, 1.20%, and 1.19%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2—Code of Ethics

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. There were no amendments to the Code during the registrant's most recent fiscal half-year. The registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics to the principal financial officer and principal executive officer during the period covered by this report.

Item 3—Audit Committee Financial Expert

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4—Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSRS.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11—Controls and Procedures

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.
	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Robert E. Walstad
Robert E. Walstad
Interim President, Integrity Managed Portfolios

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Adam Forthun
Adam Forthun
Treasurer, Integrity Managed Portfolios

Date: March 31, 2009